UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2006

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

6105 Trenton Lane North, Minneapolis, Minnesota 55442
(Address of principal executive offices)  (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On January 30, 2006, in connection with the previously disclosed lawsuit against our company pending in Hennepin County District Court in the State of Minnesota brought by a consumer alleging deceptive trade practices, fraud and breach of warranty, on reconsideration the District Court granted our motion to dismiss all the plaintiff’s claims in their entirety. The plaintiff has the right to appeal the Court’s order.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: January 31, 2006	By: /s/ Mark A. Kimball

Title: Senior Vice President & General Counsel